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                                                                    Exhibit 10.4

                                    AGREEMENT

         THIS AGREEMENT of lease, executed this 1st day of March, 1995, between Adams County Realty Co. having its offices at 6343 Red Cedar Place, Baltimore, Maryland 21209, hereinafter referred to as LESSOR, and The Boyds Collection Ltd., Inc., having its offices at 12 South Queen Street, Littlestown, Pennsylvania 17340, hereinafter referred to as LESSEE.

                                   WITNESSETH:

         LESSOR, for and in consideration of the rent, covenants and agreements hereinafter more fully mentioned and reserved, does by these presents lease to the LESSEE a portion of that certain tract of real estate, being a portion of the warehouse and offices in the former Sylvania Shoe facility located at 350 South Street, McSherrystown, Pennsylvania as shown on Exhibit A attached hereto and made part hereof, containing approximately 57,678 square feet, for a term of three (3) years, beginning on the first day of May, 1995, at the total rental or cost of Four Hundred, Seventy-Five Thousand, Five Hundred, Ninety and 60/100 Dollars ($475,590.60), payable in monthly installments of $13,210.85, in advance, without demand, on the first day of each month during the term or any continuance or renewal of time, to and at the office of H.G. Rotz Associates, Inc., 11 East Market Street, York, Pennsylvania 17401. The security deposit and first month's rent are due upon the signing of the Lease.

SECURITY DEPOSIT

         LESSEE shall pay a security deposit of $13,000.00 at the signing of this lease. The Security Deposit shall be held by H.G. Rotz Associates, Inc. and shall bear interest at the rate paid on that account by the banking institution holding said Deposit. At the termination of this lease, the security deposit shall be first applied to repairs required as a result of LESSEE'S occupancy, reasonable wear and tear excepted, thereafter to cleaning, thereafter to unpaid rents, if any, and the balance, if any, shall be returned to the LESSEE. The LESSEE may not consider the security deposit as a deposit toward the last month's rent.

PAYMENT OF RENT

         There will be a late payment charge of $25.00 per day on all late rentals beginning with the first day following the due date. Late fees shall be due and payable as additional rent.

         LESSEE shall not make any deductions from rental payments for repairs or other charges incurred by LESSEE, regardless of said charges being the obligation of LESSOR except as provided below. Any and all such charges paid by LESSEE, if appropriate under the terms of this Agreement, shall be invoiced to LESSOR, who will reimburse LESSEE within five business days of receipt of invoice. If reimbursement is not received by LESSEE within ten business days following LESSEE'S invoicing date, LESSEE may escrow with LESSEE'S attorney an amount equal to such invoice and reduce its next rental payment in that same amount.

         LESSEE further agrees to pay to LESSOR, or LESSOR'S agent, the sum of $15.00 for each and every check which LESSEE tenders to LESSOR, or LESSOR'S agent, which is dishonored. If LESSOR, or LESSOR'S agent, receives a total of two insufficient checks which are dishonored by

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LESSOR'S bank for any reason during this lease agreement, LESSEE agrees that all rental payments thereafter will be made by money order.

OPTION TO RENEW

         Providing the LESSEE is not in default of this lease agreement, LESSEE shall have the option to renew this lease for an additional term of two (2) years from May 1, 1998 through April 30, 2000 by giving written notice to LESSOR on or before November 1, 1997. All terms and conditions of this lease shall remain unchanged except for the rental. Annual rental for the renewal term shall be $178,717.50 payable in monthly installments of $14,893.13.

OPTION TO LEASE ADDITIONAL SPACE

         Provided LESSEE is not in default of this lease agreement, LESSEE shall have the option to lease 10,000 square feet of additional space at the end of the second year of the initial term of this lease for the balance of the initial term. The location of the additional space shall be as designated by LESSOR and shall be contiguous to LESSEE'S leased area. All terms and conditions of this lease shall apply to this space. Annual rental for such additional space shall be Twenty Thousand and 00/100 Dollars ($20,000.00) payable in monthly installments of $1,666.67 during the initial term of this lease. In the event the LESSEE exercises the option to extend as provided herein, this space shall be included in the option to renew. During the renewal term of this lease, annual rental for such additional space shall be $22,916.67 payable in monthly installments of $1,909.72.

TERMINATION

         In the event LESSEE does not exercise its option as set forth in the paragraph entitled, "Option to Renew," either party may terminate this lease at the end of the term herein by giving the other written notice of at least 90 days prior thereto, but in default of such notice this lease shall continue upon the same terms and conditions for a further period of one (1) month, and so on from month to month until terminated by either party giving to the other party 90 days written notice, in which event this lease shall terminate on the last day of the month following the end of the 90-day notice period.

DEFAULT BY TENANT

         The failure of LESSEE to pay, when due, any installment of rent or additional rent or any other sum payable by LESSEE under this Lease, which failure shall continue unremedied by LESSEE for a period of five (5) days after written notice thereof shall have been given to LESSEE by LESSOR shall constitute default of this Lease Agreement provided, however, that, if LESSEE defaults in making its payments of rent or additional rent requiring LESSOR'S written notice on three (3) occasions within any twelve (12) month period, then, at LESSOR'S election, such third (or subsequent) default shall not be capable of cure by LESSEE.

         If LESSEE falls to comply by correcting said default, and if proceedings shall then be commenced by LESSOR to recover possession, either at the end of the term or sooner termination of this lease, LESSEE waives any further right to any statutory notice and agrees that five (5) days written notice shall be sufficient.

OCCUPANCY

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         Occupancy of the premises shall be as of May 1, 1995. However, LESSEE may begin to occupy available spaces prior to said date by paying a rental calculated on the following basis:
         For the high bay area, $0.007361 per sq. ft. per day, For the low bay area, $0.006667 per sq. ft. per day, and For the office area, $66.75 per day;
such areas to be calculated in full bay increments for all warehouse space.

         It is understood and agreed that LESSEE shall use the demised premises for office and distribution, provided, however, that such use shall not include volatile or unstable substances creating fire or explosion hazards, unless such hazardous use is first approved, in writing, by the LESSOR, and the LESSOR shall have the unilateral right to reject such hazardous use.

         LESSEE shall conduct its business in compliance with all Local, State and Federal rules and regulations, and LESSEE shall not permit or do anything not permitted by any Local, State or Federal laws.

         It is understood and agreed that LESSEE'S use of the demised premises shall not include the use of hazardous waste or regulated materials as defined by the Pennsylvania Department of Environmental Resources Regulations and the United States Environmental Protection Agency Regulations or any other regulatory body, without first obtaining the written consent of LESSOR. In the event LESSOR consents to such use, treatment or handling of hazardous waste or regulated material in and upon the demised premises, LESSEE hereby covenants and agrees to deliver and surrender to LESSOR possession of the demised premises upon expiration of this lease or its earlier termination as herein provided, free and clear of such hazardous waste or regulated material. LESSEE shall comply with all prescribed rules, regulations, and statutes of all federal, state, and local governmental bodies when treating, using, handling, and/or disposing of such hazardous waste or regulated material. In the event LESSEE falls to comply with this provision of this lease agreement, LESSEE shall protect and save and keep the LESSOR forever harmless and indemnified against and from any penalty or damage or charges imposed for any violation of any law or ordinance, whether occasioned by the neglect of LESSEE or those holding under LESSEE, and that LESSEE will at all times protect, indemnify and save and keep harmless the LESSOR against and from all claims, loss, costs, damage or expense arising out of or from any accident or occurrence on or about the demised premises causing injury to any person or property whomsoever or whatsoever, and will protect, indemnify, save and keep harmless the LESSOR against and from any and all claims and against any and all loss, cost, damage or expense arising out of any failure of LESSEE in any respect to comply with and perform all the requirements and provisions of this lease or to comply with any government, law, rule, or regulation. LESSEE shall further reimburse LESSOR for all costs incurred by LESSOR in treating, handling, disposing of, and cleaning up said hazardous waste or regulated material from or about the demised premises.

         LESSOR to the best of LESSOR'S knowledge is not aware of any hazardous waste or regulated material present in and upon the demised premises nor any that was in and upon the demised promises, and LESSOR shall hold LESSEE harmless from any and all claims that may arise out of any conditions which may have existed prior to LESSEE'S occupancy of the demised promises.

         It shall be the LESSOR'S responsibility to see that the building is in compliance with Pennsylvania Department of Labor and Industry regulations for use as a warehousing facility and for

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administrative offices, as described on Exhibit A attached to and made a part hereof, at the inception of this lease. LESSEE shall be responsible, at LESSEE'S expense, for securing a codes enforcement inspection and use certificate, if applicable, for LESSEE'S use. LESSEE shall be responsible, at LESSEE'S expense, for bringing the demised premises into compliance with code requirements for LESSEE'S use, and for keeping the promises in compliance as its use may require.

PARKING

         LESSEE shall have the exclusive use of the parking lot located north of the office entrance on South Street. Additional parking needs of LESSEE shall be in common with other tenants of the LESSOR on the south side of the facility, however, LESSEE shall have no less than 60 parking spaces. LESSEE shall ensure at all times that parking does not interfere with loading and docking facilities and the access thereto.

MAINTENANCE

         LESSOR agrees to keep and maintain in good repair the structure including the exterior walls and roof, driveways and parking areas, water lines, sewer or septic lines, rain gutters and down spouts. electrical service to the building, water service to the building, and sewer lines from the building.

         LESSEE agrees to keep and maintain in good repair the major mechanical systems, including electrical, plumbing, heating and air conditioning systems, making proper replacement when necessary. LESSEE'S financial responsibility for repair and replacement of any unit heaters which are not new at the commencement of this Lease which are located in the high bay and low bay warehouse areas shall be limited to $200 annually per unit heater which is not now at the commencement of this Lease. LESSEE shall be responsible for all repair and replacement of any unit heater and the office HVAC system which are now upon commencement of this Lease. LESSOR warrants that at the beginning of this lease, the heating and AC units for the office area are new, the majority of the unit heaters located in the low bay space are new, and the remaining unit heaters in the high bay and low bay warehouse areas have been serviced and are in operating order, and LESSOR warrants that the electrical and plumbing systems are in working order. LESSEE shall be responsible for contracting with a reliable maintenance service to maintain the heating and HVAC systems an a semi-annual basis. Written maintenance reports will be submitted to LESSOR after each inspection/repair. LESSEE further agrees to maintain in good repair, reasonable wear and tear excluded, the interior of the demised area including entrances and plate glass windows, overhead doors, and dock seals.

         LESSEE shall maintain the demised premises, at LESSEE'S expense, in a clean, orderly and sanitary condition, free of insects, rodents, vermin and other pests, and shall not permit undue accumulation of garbage, trash, rubbish and other refuse. LESSEE shall be responsible for all routine maintenance, including but not limited to, cleaning and/or replacement of heating and air-conditioning system filters, light bulb replacement, faucet washer repairs, electrical switch or outlet repairs, etc.

         LESSEE shall be prepared for and shall exercise prudence in the elimination of hazards to its employees and invitees. Said hazards shall include, but not be limited to, removal and salting of ice in front of common accessways. removal of water from common floor areas where slippery conditions

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can be created, installation of light bulbs in common areaways, and removal of debris and/or other objects from common areaways.

         LESSEE shall insure that all storage and display of merchandise will permit emergency crews to reach electrical panels, sprinkler risers, and doorways.

         LESSEE shall reimburse LESSOR for LESSEE'S pro rate share of lawn and shrubbery maintenance charges within fifteen (15) days of receiving an invoice therefor. LESSEE'S pro rata share shall be defined as the ratio of the LESSEE'S area as compared to the net rentable building area, LESSEE'S share of such lawn and shrubbery maintenance charges shall not exceed $.05 per square foot per year.

         It shall be the duty of the LESSEE to keep the sidewalks in front of LESSEE'S premises, clear of snow and in conformance with local municipal regulations. It shall be the duty of the LESSEE to keep the driveway, loading, and parking areas and sidewalks, clear of snow and ice as required by LESSEE. Fines levied, if any, by the appropriate authorities for failure to conform with local regulations shall be the responsibility of the LESSEE, and, if not paid promptly by LESSEE, shall become additional rent hereunder and be paid within ten (10) days of LESSOR submitting an invoice therefore.

         Excepting any damage covered by fire and extended coverage insurance as required in the section, "Fire Insurance," LESSEE shall make repairs in a professional and workmanlike manner for all damages to the premises, and to equipment and installations therein, and to any and all other parts of LESSOR'S property which are necessitated by any act or lack of due care on the part of LESSEE, its employees. agents, representatives, or visitors; such repairs are to be made in a reasonable amount of time following written notice from LESSOR, and LESSEE shall pay as additional rent the deductible up to $1,000.00 per occurrence. If LESSEE does not make such repairs in a reasonable amount of time or in a professional or workmanlike manner, then the cost that will be required in repairing such damages shall, at LESSOR'S option, be considered as additional rent, payable together with the next installment of rent hereinabove specified, the same to be paid after the date on which such damage shall have been occurred subject to all the provisions of this lease and of the relating law to default in payment of rent.

         LESSEE shall, at all times, conduct its business in such a manner as to not inconvenience the other tenants of LESSOR. Such inconvenience shall include, but not be limited to, noise, odor, dust, fumes, etc. that are at a level greater than those normally associated with mechanized warehouse distribution.

         LESSEE shall place chair mats under all desk chairs and work stations.

SURRENDER OF DEMISED PREMISES

         LESSEE covenants and agrees to deliver up and surrender to LESSOR possession of the demised promises upon expiration of this lease, or its earlier termination as herein provided, broom clean and in as good condition and repair as the same shall be at the commencement of the term of this lease, or may have been put by the LESSOR during the continuance thereof, normal wear and tear excepted. Acceptance by delivery of the demised promises or opening same for business shall be deemed conclusive evidence that the demised promises were in good order and condition at the commencement of the term of this lease. Prior to the end of the term of this Agreement or any

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extensions thereof, LESSEE may request a walk-through with agent of LESSOR to identify any damages requiring repair by LESSEE.

         LESSEE shall at LESSEE'S expense remove all property of LESSEE and all alterations, additions and improvements as to which LESSOR shall have opted to be removed as provided in the section entitled, "Lessee Alterations," repair all damage to the demised premises caused by such removal and restore the demised premises to the condition in which they were prior to the installation of the articles so removed. Any property not so removed and as to which LESSOR shall have not opted to be removed as provided in the section entitled,"Lessee Alterations." shall be deemed to have been abandoned by LESSEE and may be retained or disposed of by LESSOR, as LESSOR shall desire. LESSEE'S obligation to observe or perform this covenant shall survive the expiration of the term of this lease.

UTILITIES

         LESSEE shall be responsible, at LESSEE'S expense, for furnishing all utilities for the demised premises. LESSEE shall have utility meters, where appropriate, placed in the name of the LESSEE effective with the beginning date of this lease. Utilities shall include: fuel for heating and/or processing; electricity; water for sanitary and/or processing; water for sprinkler operation; sewerage; and municipal refuse removal, if applicable.

         Sanitary sewer and water services will be provided by LESSOR and LESSEE shall reimburse LESSOR for LESSEE'S pro rata share of utilities used by LESSEE that cannot be placed in LESSEE'S name. Such expenses will be due and payable as additional rent on or before thirty (30) days after receiving the invoice from LESSOR. LESSOR shall provide to LESSEE the charges incurred over the past year with these utilities within 14 days of execution of this Agreement.

         LESSEE will be prudent and responsible in its use of utilities not placed in its name and will be responsible, as additional rent, for any excess utility expenses caused by LESSEE. However, in no case shall LESSEE be held responsible for any excess utility expenses incurred by other tenants of LESSOR.

         In no event shall LESSOR be liable for the quality, quantity, failure or interruption of such services to the demised promises unless such discontinuance of service is caused by the negligence of LESSOR.

         LESSEE shall maintain a minimum temperature of 45 Degrees Fahrenheit in the demised promises.

         LESSEE shall be responsible, at LESSEE'S expense, for curing any and all sewer problems caused by LESSEE'S misuse or carelessness.

         LESSEE shall be responsible for recycling all refuse as required by the municipal authorities and/or regulating bodies in a manner according to their regulations. Any fines imposed upon the LESSOR due to LESSEE'S negligence in adhering to the same regulations concerning recycling shall be due and payable by LESSEE as additional rent and shall be payable within fifteen (15) days of receipt of an invoice therefor.

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         LESSEE shall handle all waste, raw materials, work in process and finished goods in compliance with all Local, State and Federal regulations.

REFUSE REMOVAL

         LESSEE shall be responsible, at LESSEE'S expense, for the removal of all refuse, waste, and debris from the demised promises.

TAXES AND ASSESSMENTS

         LESSOR shall be responsible for the payment of all real estate taxes levied against the property of which the demised promises are a part. LESSOR'S obligation for tax expenses in each year shall be limited to the amount levied for Adams County and McSherrystown Borough for the full calendar year 1995 and the school taxes for the full fiscal year of 1994-1995. LESSEE shall be responsible, as additional rent, for its pro rata share of increases in real estate taxes, if any, over those set forth above, which are brought about by increased assessments or millages. In the event the school district, county and/or municipality shall replace the real estate taxes levied against the property of which the demised promises are a part with a tax which is borne by LESSEE, such as inventory tax, LESSOR shall credit LESSEE against future rentals any reduction in LESSOR-paid real estate taxes which are subsequently borne by LESSEE. In no event shall LESSOR have any obligation greater than the base tax periods established herein. In the event such real estate taxes are replaced in whole or in part by a value added tax, LESSOR shall have no obligation to provide such credit unless LESSOR has no burden under such value added tax.

         LESSEE shall be responsible for any other taxes that shall result from LESSEE'S use and occupancy of the premises. However, in no case shall LESSEE be held responsible for any other taxes or increase in current taxes that shall result from use and occupancy by other tenants of LESSOR or alterations or improvements made by LESSOR for or by any other tenant of the premises.

FIRE INSURANCE

         LESSOR shall be responsible for insuring the building of which the demised premises are a part against loss by fire and such other hazards as are provided for by an extended coverage endorsement to a standard Pennsylvania insurance policy. LESSOR shall maintain at all times the amount of coverage required to satisfy the minimum co-insurance requirements of the rating bureau.

         LESSEE shall, as additional rent, be responsible, for its pro rata share of increases in fire and extended coverage insurance premiums brought about by rising replacement costs or by rate changes established by the Insurance Services Office of Pennsylvania, over those premiums existing at the beginning of this lease, and shall reimburse LESSOR within fifteen (15) days of receipt of an invoice therefor. LESSOR represents that the insurance currently in force for the premises covers activities such as warehousing and distribution, provided, however, that such activities do not include volatile, explosive or hazardous substances in any manner.

         LESSEE shall not do or store anything on the promises which will increase the insurance rates for the building or contents. In the event the cost of insurance shall be increased by reason of LESSEE'S use or the materials kept or stored thereon, LESSEE agrees to pay the additional cost of such insurance within fifteen (15) days of receipt of an invoice and supporting documents therefor.

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However, in no case shall LESSEE be held responsible for any increase in the cost of insurance by reason of use or the materials kept or stored in the promises by other tenants of LESSOR.

         LESSEE shall be responsible for insuring its contents stored in the demised premises against -such hazards as it may decide.

         LESSOR shall not be responsible for any loss or theft of property of LESSEE.

         LESSEE shall be responsible, at LESSEE'S expense, for furnishing fire extinguishers, as required, to meet local codes and for fire insurance underwriting. Such extinguishers shall be properly placed in the demised area as of the beginning date of this lease and shall be maintained and kept currently inspected by LESSEE. At the termination of this lease or any renewal thereof, LESSEE may remove its fire extinguishers. All of LESSEE'S fire extinguishers shall be labeled with LESSEE'S name.

         LESSEE shall comply with any insurance requirements necessary to maintain insurance, prevent undue increases in insurance costs, and maintain the promises in a safe condition.

LESSOR'S AND LESSEE'S RELEASE OF RECOVERY RIGHTS

         The LESSOR and LESSEE hereby agree to release the other from any claim for recovery for any loss or damage to any of its property which is insured under valid and collectible insurance policies to the extent of any recovery collectible under such insurance. It is further agreed that this waiver shall apply only when permitted by the applicable policy of insurance.

LIABILITY INSURANCE

         LESSEE agrees to indemnify and save harmless the LESSOR from any casualty claim or lose arising by reason of LESSEE'S use or misuse on or about the demised premises, of by reason of an accident or damage to any person or property happening on or about the demised promises arising out of the acts or omissions of LESSEE, their officers, employees, invitees, agents or visitors. LESSEE agrees that it will provide a policy or policies of insurance in an amount not less than One Million Dollars ($1,000,000.00) combined single limit, bodily injury and property damage liability for each occurrence and aggregate. LESSOR, ADAMS COUNTY REALTY CO., SHALL BE NAMED AS AN ADDITIONAL INSURED IN ANY INSURANCE POLICY OR POLICIES OR CERTIFICATES AS EVIDENCE THEREOF. IN THE EVENT OF A SUBLEASE, THEN LESSOR AND SUBLESSOR SHALL BE NAMED AS AN ADDITIONAL INSURED. Certificates of insurance shall be provided to LESSOR by LESSEE. Such certificates shall provide that the insurance may not be canceled without the LESSOR receiving written notice from LESSEE'S insurance carrier at least ten
(10) days prior to such cancellation.

         Certificates of such insurance shall be delivered to LESSOR a minimum of fifteen (15) days following possession of the demised premises by LESSEE with renewals thereof delivered to LESSOR a minimum of thirty (30) days prior to the expiration of any such policies. If requested to do so, LESSEE shall also provide LESSOR with copies of the pertinent portions of all such policies and shall also permit LESSOR to examine the original policies. Each policy and certificate evidencing the same shall contain an agreement by the insurer that such policy shall not be canceled or modified without ten (10) days' written notice to LESSOR and that no act or omission of LESSEE shall invalidate the interest of LESSOR under such insurance without 10 days written notice to LESSOR.

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If LESSEE fails to obtain and maintain any such insurance or to deliver any of the certificates as required in this Lease, LESSOR may, in addition to any other remedy under this Lease, procure such insurance at the expense of LESSEE and pay the cost thereof. Such cost shall be deemed additional rent and shall be payable by LESSEE to LESSOR immediately upon demand, together with interest until paid.

         LESSOR agrees to indemnify and save harmless the LESSEE from any casualty claim or loss arising by reason of LESSOR'S use or misuse on or about the demised promises, or by reason of an accident or damage to any person or property happening on the premises, except such casualty claim, loss, accident or damage to any person or property happening on the promises which shall arise out of LESSEE'S agent, employees or servants, licensees or invitees, or any contract of LESSEE, or by default of LESSEE under this Lease. LESSOR agrees that it will provide a policy or policies of insurance in an amount not less than One Million Dollars ($1,000,000.00) combined single limit, bodily injury and property damage liability for each occurrence and aggregate. LESSEE, THE BOYDS COLLECTION, LTD, INC.. SHALL BE NAMED AS AN ADDITIONAL INSURED IN ANY INSURANCE POLICY OR POLICIES OR CERTIFICATES AS EVIDENCE THEREOF provided LESSOR'S insurance carrier permits LESSEE to be named as an additional insured.

DESTRUCTION

         (1) In the event of:

                  (a) a partial destruction of the premises or the building containing same during the term, which requires repairs to either the premises or the building, or

                  (b) the promises or the building being declared unsafe or unfit for occupancy by an authorized public authority for any reason other than LESSEE'S act, use, or occupation, which declaration requires repairs to either the promises or the building;

         LESSOR shall, within ten (10) days following the date of destruction, make a decision whether the repairs can be reasonably made under the laws and regulations of authorized public authorities within a period of sixty (60) days, and if such repairs can be made within said sixty (60) day period, and notify LESSEE that LESSOR will make such repairs and forthwith make such repairs. Such partial destruction, including any destruction necessary in order to make repairs required by any such declaration. shall in no way annul or void this lease except that LESSEE shall be entitled to a proportionate reduction to be based upon the extent to which the making of such repair shall interfere with the business carried on by LESSEE in said promises.

         (2) It such repairs cannot be made within sixty (60) days, and providing such destruction or repairs will not materially affect LESSEE'S conduct of business, LESSOR may, at LESSOR'S option. make same within a reasonable time, this lease continuing in full force and offered and the rent proportionately abated as in this paragraph provided.

         (3) In the event that the LESSOR elects not to make such repairs which require more than sixty (60) days to complete, or such repairs cannot be made under existing laws and regulations, LESSOR shall so notify LESSEE within ten (10) days following the destruction and this lease may be terminated at the option of either party.

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         (4) If such repairs cannot be completed within one hundred twenty
(120) days from the date of such partial destruction or declaration, or if LESSOR elects to make such repairs and is unable to complete same within one hundred twenty (120) days, as aforesaid, the LESSEE may terminate this lease upon thirty (30) days written notice to the LESSOR of such election.

         (5) The total destruction, including any destruction required by any public authority, of either the promises or the building shall terminate this lease automatically.

ASSIGNMENT

         LESSEE will not assign this lease nor underlet nor in any manner dispose of the promises or any part thereof without the written consent of the LESSOR; such consent not to be unreasonably withheld nor delayed more than 45 days following receipt of necessary information by LESSOR.

         Any assignment or subletting shall terminate and void the LESSEE'S rights or any other parties' right to exercise the terms and conditions of the Option to Renew and the Option to Lease Additional Space. Additionally, any assignment or subletting shall not eliminate or reduce LESSEE'S obligations, regardless of type, under this Agreement.

BANKRUPTCY

         If LESSEE shall become insolvent, or be declared bankrupt, or shall make an assignment for the benefit of creditors, or have an execution issued against LESSEE, the whole of the rent for the then entire term shall immediately become due and payable.

SIGNS

         LESSEE shall have the right to maintain appropriate advertising signs on or appurtenant to the promises, or, where provided by the LESSOR, in the areas designated by the LESSOR; however, no signs shall be painted an the building itself. It shall be the responsibility of the LESSEE to secure approval for its signs from the appropriate municipal authorities. LESSOR shall retain the right to approve any sign or signs of LESSEE including the method of attachment to the building, such approval not to be unreasonably withheld or delayed.

LESSEE ALTERATIONS

         LESSEE will not, without the prior written consent of the LESSOR such consent not to be unreasonably withheld or delayed, make any alteration, addition, or change in or to the premises, nor in any way deface or mutilate the walls, floors, coiling, or other parts thereof, nor do or keep anything on the promises which will affect the insurance against fire or other hazards or the rate thereof, or which shall violate any law or government regulation, nor will LESSEE permit or suffer anything to be done which is prohibited in this paragraph. LESSOR understands that LESSEE will be installing and operating a mechanized pick system in the demised promises, and grants permission in principal for that installation subject to final approval by LESSOR following submission of drawings to LESSOR by LESSEE prior to LESSEE installation of system, such approval not to be unreasonably withheld or delayed.

         All alterations and additions made by the LESSEE to LESSOR'S building, including electrical, plumbing, HVAC, structural changes, offices, etc., shall remain and become the property

11


of the LESSOR. LESSOR, at LESSOR'S option, may require LESSEE, at LESSEE'S expense, to restore the premises to the condition existing at the beginning of this lease, normal wear and tear excepted. Unless otherwise approved in writing by the parties hereto, there shall be no exceptions to this lease provision. All alterations and additions made by the LESSEE to LESSOR'S building shall be done in a professional and workmanlike manner.

         In the event LESSOR consents to alterations by LESSEE, LESSEE shall secure and properly 1119 a stipulation against liens from any and all contractors hired by LESSEE in order that LESSOR'S property shall not be subject to any lien arising out of LESSEE'S alterations and/or additions to the demised promises. LESSEE shall not permit any mechanic's or other lien or claim for lien or notice in respect thereto to be filed against the demised promises or any fixtures, equipment or furnishing contained therein. If any such lien or claim be made or flied, LESSEE shall, within ten (10) days after notice of the filing thereof, cause such said lien, notice or claim for lien to be effectively removed and discharged of record; provided, however, that LESSEE shall have the right to contest the amount or validity, in whole or in part, of any such lien, notice or claim by appropriate proceedings. But, in any event, LESSOR shall promptly bond such lien, notice or claim with a surety company satisfactory to LESSOR and shall prosecute such proceedings with all due diligence and dispatch. If LESSEE fails to so discharge or bond such lien, LESSOR may, at its election, remove or discharge such lien, notice or claim by paying the full amount thereof, or otherwise, and without any investigation or contest of validity thereof, and LESSEE shall pay to LESSOR, upon demand, as additional rent, the amount paid by the LESSOR, including LESSOR'S costs, expenses and counsel fees.

LESSOR ALTERATIONS

         LESSOR shall make alterations as described on Exhibit "B."

LESSOR INSPECTION

         LESSOR shall have the right to enter the promises during the normal business hours of the LESSEE for the purpose of inspecting the promises and for the purpose of making repairs required therein. LESSOR shall have the right to enter the premises at any time, by master key or by force, if necessary, for purposes of preventing damage, making of emergency repairs, for the purpose of distraint, and to enforce any provisions of this lease.

         LESSOR or LESSOR'S agent shall have the right to show the demised promises to prospective tenants at any time during the three month period prior to the lease termination. LESSOR or LESSOR'S agent may show the demised promises to prospective purchasers at any time. LESSOR or LESSOR'S agent will provide a minimum of 24 hours notice, by voice or in writing, to LESSEE of any intent to show the demised promises and will attempt to do so during normal business hours.

CONDEMNATION

         If, during the term of this lease, the whole or any part of the demised premises shall be taken under the power of Eminent Domain by any public, quasi-public, or private authority, then in such event, the proceeds of said condemnation shall be paid to LESSOR.

         A. In the event the taking of the demised premises shall result in a reduction in the size of the building and/or parking areas such that the remaining areas are not reasonably suited for the conduct

12


of LESSEE'S business, then LESSEE may terminate this lease, at LESSEE'S election, by giving LESSOR sixty (60) days notice of its election to terminate.

         B. In the event the taking of the demised premises shall result in a reduction in the size of the building and LESSOR shall determine that the cost of restoration of the building is not reasonable and within the damages awarded by the condemning authority, then in such event, LESSOR may elect to terminate this lease by giving LESSEE sixty (60) days notice of its election to terminate.

         C. In the event the taking of the demised premises shall result in a reduction in the size of the building, and such reduction does not unreasonably affect LESSEE'S business operation, then in such event, this Lease shall continue in full force and effect except that the rental shall be reduced proportionately based on the reduction of the demised area.

         D. At such time as a notice of intent to condemn is received by LESSOR, LESSOR will immediately notify LESSEE of said action, and LESSEE may elect to participate in the negotiation for the purpose of limiting the damages from such condemnation and securing any claims which LESSEE may have for damages to its business or leasehold interest, damages to the real estate excepted.

ADDITIONAL REMEDIES OF LESSOR

         In addition to all other remedies of the LESSOR, in the event of default by LESSEE, as hereinbefore provided, the following remedies shall, at the option of the LESSOR, be available:

         A. If said rent or part thereof shall remain in arrears and unpaid for a period of five (5) days following written notice from LESSOR or LESSOR'S agent, LESSOR may at its option re-enter and resume possession of the premises and declare this lease and the tenancy hereby created terminated, and LESSOR may thereupon remove all persons and property from the premises, with or without resort to process of any court, by force or otherwise. If proceedings shall be commenced by LESSOR to recover possession, either at the end of the term or sooner termination of this lease for non-payment of rent, LESSEE specifically waives any right to any statutory notice and agrees that five (5) days written notice shall be sufficient. LESSEE further agrees that notwithstanding such termination, it shall remain liable for any rent due to LESSOR or damages caused to LESSOR prior thereto.

         B. It is understood that as often as default shall be made in the payment of any installment of rent when due, the LESSOR may proceed by Landlord's warrant at any time after said default, to make collection of all rent then due, with costs of such proceedings. LESSEE hereby waives the benefit of all laws or usages exempting any property from liability for rent, and the LESSOR shall not waive any remedies given by existing laws. LESSEE hereby authorizes any attorney, of any court of record, as often as default shall be made in the payment of said rental, as provided under this lease agreement, to appear for LESSEE and confess judgment against LESSEE for the amount then due and unpaid, with attorney's commission of ten (10%) percent together with costs of suit, without stay of execution, waiving inquisition and exemption. Notwithstanding any provision in the printed portion of this lease to the contrary, the removal from the demised premises by the LESSEE of any stored products in the ordinary course of its business shall not be deemed a clandestine or fraudulent removal.

13


         C. In the event LESSEE fails to pay any installment of rent when due, or to keep all covenants of this lease, or remove from the premises at the termination of this lease, then LESSEE hereby authorizes and empowers any attorney, or any Court of Record of Pennsylvania or elsewhere, to appear in said Court and confess judgment in an amicable action of ejectment for the premises above described, and LESSEE authorizes the immediate issuance of a Writ of Possession for the premises.

         D. In addition to any other remedies available to LESSOR, it is further agreed that if an event of default has occurred or if the said specified rent or other charges shall be in arrears and unpaid, or if the LESSEE shall remove or attempt to remove or express or declare an intention to remove any of the goods and chattels from the premisses without the consent or authorization of the LESSOR, or if said LESSEE or those claiming under LESSEE shall fail to keep or comply with any other of the covenants, regulations, terms and conditions of this Lease, or any renewal or extension thereof, or with any notice given under the terms hereof, this Lease may, at the option of the LESSOR, be forthwith terminated and become absolutely void without any right on the part of the LESSEE, or those claiming under the LESSEE, to reinstate the same by payment or other performance of the condition or conditions violated. Furthermore, at the option of the LESSOR, all rent for the entire unexpired term shall at once become due and payable and any attorney may for the LESSEE or for those claiming under the LESSEE, sign an agreement for entering in any competent court a confession of judgment in ejectment of any term then past or present (without any stay of execution) against the LESSEE and all persons claiming under the LESSEE for the recovery by the LESSOR of possession of the within premises, attorney's fee of ten (10%) percent, and costs without any liability on the part of LESSOR or of the said attorney, for which this shall be a sufficient warrant, and in like manner such attorney may file in any competent court a confession of judgment in Assumpsit, for all rent and other charges due, or which may at any time become due under the terms of this Lease or any extension or renewal thereof, and so on from time to time as often as any of said rent or other charges as aforesaid shall follow or become due or be in arrears, without any liability on the part of the said LESSOR or said attorney, for which this is a sufficient warrant, and upon the confession of such judgment or judgments respectively, if LESSOR so desires, a Writ of Possession may issue forthwith, without any prior writ or proceeding whatsoever, and a Writ of Execution on said judgment for rent and other charges may issue forthwith, and so on from time to time as often as any breach of the terms and conditions of this Lease shall occur, and LESSEE does hereby release LESSOR for Itself and those claiming under it of all errors and defects whatsoever in entering such actions or judgments or proceedings thereon. No such termination of this Lease or taking or recovering possession of the premises shall deprive LESSOR of any other remedy or action against LESSEE or those claiming under LESSEE. It is further provided that the LESSOR shall have the right In any subsequent default or defaults to bring one or more amicable actions in the manner and form as hereinbefore set forth, and that any previous confession of judgment shall not exhaust the same nor deprive the LESSOR of entering Judgment upon any future default.

         E. Except in the case of default in rental payments as set forth above, LESSOR agrees that in the event of default, LESSEE shall be afforded a period of thirty (30) days after written notice by Certified Mail of such default, to cure same, before such default shall become actionable under any provision of this lease.

INTEREST

         Wherever in this lease there is a provision that LESSEE shall be liable for the payment of any sum to LESSOR or LESSOR shall be liable for the same to LESSEE, together with interest thereon,

14


or whenever LESSEE or LESSOR shall fail to pay any sum when due, such sum shall bear interest until paid at a rate equal to the greater of:

         (1) The prime rate of interest charged by the York Bank & Trust Company of York, Pennsylvania, or Its successors, plus two (2%) percent; or

         (2) Six (6%) percent per annum; but, in no event shall the rate be greater than the legal rate of Interest which may be charged to borrowers of the same character as LESSEE or LESSOR.

NOTICES

         Any notice provided for herein shall be given by registered or certified mail, addressed:

         If to the LESSEE as follows:

         LESSEE:  THE BOYDS COLLECTION LTD., INC.
                  P.O. Box 4385
                  Gettysburg, PA 17325

         ALSO TO: H.G. ROTZ ASSOCIATES, INC.
                  11 East Market Street
                  York, PA 17401

         If to the LESSOR as follows:

         LESSOR:  ADAMS COUNTY REALTY CO.
                  6343 Red Cedar Place
                  Baltimore, MD 21209

         BROKER:  H.G. ROTZ ASSOCIATES, INC.
                  11 East Market Street
                  York, PA 17401

HOLDING OVER

         Any holding over after notice of termination of this Lease shall, at LESSOR'S option upon notice to LESSEE, be construed to be a tenancy either from month-to-month at the rent and other payments herein specified and shall otherwise be subject to the conditions, covenants and agreements of this Lease. If LESSEE shall hold over after the termination of this Lease for any reason whatsoever, and LESSOR has notified LESSEE in writing that such holding over shall not be permitted, LESSEE shall pay as liquidated damages and not as a penalty an amount equal to twice the monthly rent in effect for the last month of LESSEE'S lawful occupancy prorated for the period during which such holding over continues. Nevertheless, the acceptance of such amount by LESSOR shall be without prejudice to any other rights or remedies of LESSOR at law or in equity or under this Lease.

NON WAIVER

15


         The failure of either LESSOR or LESSEE to insist in any one or more instances upon a strict performance of any covenant of this lease, or to exercise any right herein contained, shall not be construed as a waiver for the future of such covenant or right, but the same shall continue in full force and effect, unless the contrary is expressed in writing by one party to the other party.

         In every instance where approval is required by LESSOR or LESSEE, such approval shall not be unreasonably withheld and a response shall be promptly given.

PRO-RATA SHARE

         Wherever pro-rata share is mentioned in this lease, pro-rata share shall be defined as the ratio of the LESSEES' demised area as compared to the total net rentable area of the building of which the demised area is a part. Subject to increase under LESSEE'S "Option to Lease Additional Space," LESSEE's pro-rata share of the building of which the demised premises is a part is 33%.

QUIET ENJOYMENT

         LESSOR covenants that LESSEE, on paying said rental and performing covenants and conditions in this lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises for the entire term hereof, including any renewal term, subject to all the provisions of this lease.

ATTORNMENT

         So long as LESSEE has quiet enjoyment of the premises, LESSEE, for itself and its successors and assigns, agrees to attorn to any person who shall acquire title to the property by virtue of a foreclosure of the Deed of Trust or deed given in lieu of such foreclosure, or otherwise, and the LESSEE further agrees to execute and deliver, upon request, an appropriate agreement memorializing the attornment.

SUBORDINATION

         This lease, at LESSOR'S option, will be subordinate to any form of security now or later placed on the property and to all advances made on the security and Io all renewals, modifications, consolidations, replacements, and extensions. If any mortgagee, trustee, or ground LESSOR elects to have this lease be prior to the lien of its security, and gives written notice to LESSEE, this lease will be deemed prior to said security, whether dated before or after the date of the recording date of the security. LESSEE agrees to execute any required documents, and LESSEE irrevocably appoints LESSOR as LESSEE'S attorney-in-fact to do so if LESSEE fails to do so within ten (10) days after written demand.

NONDISTURBANCE

         So long as LESSEE is not in default in the payment of any rent or in the performance of any of the terms, covenants or conditions of this Lease, LESSEE'S rights to quiet enjoyment shall not be terminated or interfered with by LESSOR or anyone claiming by, through or under LESSOR, whether by mortgage or otherwise.

DESCRIPTIVE HEADINGS

16


         The descriptive headings in this agreement are inserted for convenience in reference only and do not constitute a part of this agreement.

BROKER

         LESSOR and LESSEE certify that H.G. Rotz Associates, Inc. is the broker for this lease. LESSOR shall pay to H.G. Rotz Associates, Inc. a commission of 6% of the rent on the original term of the Lease and any renewals for any and all modifications or extensions of this lease and for a sales commission of 6% in the event the property is purchased by LESSEE, its parent or affiliated companies, successors or assigns. LESSOR hereby indemnifies LESSEE from any obligation to pay or claim of nonpayment of said commissions throughout the term of this Lease and any extensions or renewals thereof.

         It is the intention of the parties hereto to be legally bound hereby and this lease shall be binding upon the said parties hereto, their respective heirs, executors, administrators, successors, and/or assigns.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

LESSOR:                               ADAMS COUNTY REALTY CO.


-------------------------------       ------------------------------------------
Witness                               Allan Pearlstein, Partner

LESSEE:                               THE BOYDS COLLECTION LTD., INC.


-------------------------------       ------------------------------------------
Attest                                Gary M. Lowenthal, President


-------------------------------       ------------------------------------------
Attest                                Secretary of the Corporation, if required.


LESSEE: Employer Tax Identification Number: ________________________

17


                                 ADDENDUM NO. 1

                                     TO THE

                                 LEASE AGREEMENT

                                     BETWEEN

                       ADAMS COUNTY REALTY COMPANY, LESSOR

                                       AND

                     THE BOYD'S COLLECTION LTD., INC. LESSEE

                               DATED MARCH 1, 1995

         WE, THE UNDERSIGNED, hereby agree to amend the above referenced Lease Agreement as follows:

         1. The Leased area shall be increased approximately 27,153 square feet as shown on the attached Exhibit A which is made part of this Agreement.

         2. The monthly rental for the entire area shall increase from $13,210.85 to $17,736.00 beginning May 1, 1996.

         3. LESSEE shall lease an additional area of 29,994 square feet as shown on Exhibit A from July 1, 1996 through December 31, 1996 for an additional rent of $4,999.00 per month.

         LESSEE shall have the option to lease this space at the same rental beginning January 1, 1997 and ending April 30, 1998 by giving written notice to LESSOR on or before December 31, 1996.

         4. In the event LESSEE should exercise their Option to Renew this Lease Agreement, the option shall apply to all space that is leased as of the time the option is exercised. The rental for the additional area shall be calculated by increasing the monthly rental as of the date of exercising the option by 12.73%. All other terms and conditions of the lease shall remain unchanged.

         5. The option to lease additional space under the original lease as specified in the section titled OPTION TO LEASE ADDITIONAL SPACE is hereby terminated.

         6. LESSEE'S pro rata share of the building is hereby changed from 33% to 52.53%. The share for the additional space is 18.57%.

         7. LESSEE agrees to cooperate with LESSOR in the relocation of Merchandising Innovations.

         8. LESSOR agrees to place the current gas fired unit heaters in good operating condition. LESSOR shall be responsible for any alterations required to the electrical meters.

         9. LESSEE agrees to make any and all additional improvements to the space as required. LESSOR grants LESSEE the right to move existing lighting as LESSEE requires.

         10. All other terms of the original lease remain in full force and effect and apply to the additional leased areas except as amended herein.

18


         11. If the terms and conditions of this Addendum conflict with any of the terms and conditions of the original lease, this Addendum shall govern.

         IN WITNESS WHEREOF, we hereunto set our hands and seals as of the dates below.


------------------------     ----------------------------    -------------------
        WITNESS                  ADAMS COUNTY REALTY,               DATE
                                        LESSOR


------------------------     ----------------------------    -------------------
        ATTEST                   THE BOYD'S COLLECTION              DATE
                                  LTD., INC., LESSEE

19


                                 ADDENDUM NO. 2

                             TO THE LEASE AGREEMENT

                                     BETWEEN

                         ADAMS COUNTY REALTY CO., LESSOR

                                       AND

                      BOYD'S COLLECTION, LTD., INC., LESSEE

                               DATED MARCH 1, 1995

         WE, THE UNDERSIGNED, hereby agree to amend the above referenced lease agreement as follows:

         1.     The term of this lease shall be extended for an additional three
                (3) years beginning the first day of May, 1998. The current monthly rental being $22,735.00 shall remain unchanged. The leased area shall remain unchanged.

         2. Provided LESSEE is not in default of this lease agreement, LESSEE shall have the option to lease the remaining space in the building for a monthly rental of $8717.00, by giving LESSOR 90 days written notice. Occupancy and rental for this additional area shall be effective upon Merchandising Innovations or any other tenant then occupying the area vacating this space. LESSEE'S pro rata share of the building upon occupancy of the option area shall be 100%. All other terms and conditions of the lease shall apply to this additional area.

         3. LESSEE agrees to make any and all additional improvements to the space as required. LESSOR grants LESSEE the right to move existing lighting as LESSEE requires. LESSOR grants LESSEE the right to install approximately 4,000 to 6,000 square feet of additional office space directly behind existing office area. All work shall be done in a professional and workmanship type manner. LESSEE shall not permit any mechanics' liens to be attached to this property.

         4. If any terms and conditions of this Addendum conflict with any other terms and conditions of the original lease this Addendum shall govern.

         5. All other terms and conditions not modified herein remain in full force and effect.

         IN WITNESS WHEREOF, we herein set our hands and seals with 8th day of October, 1997.

------------------------     ----------------------------    -------------------
        WITNESS                ADAMS CO. REALTY COMPANY,            DATE
                                        LESSOR

20


------------------------     ----------------------------    -------------------
        ATTEST               BOYD'S COLLECTION LTD., INC.           DATE

21


                                 ADDENDUM NO. 3
                             TO THE LEASE AGREEMENT
                                 BY AND BETWEEN

                      ADAMS COUNTY REALTY, COMPANY, LESSOR

                                       AND

                      BOYD'S COLLECTION, LTD., INC. LESSEE

                               DATED MARCH 1, 1995

         We the undersigned, hereby agree to amend the lease dated March 1, 1995 between the above mentioned parties as follows:

         1. The term of this lease shall be extended for an additional 10 years beginning January 1, 1999 and ending December 31, 2009.

         2. LESSOR shall reserve the right to increase the rent beginning January 1, 2004, by giving written notice to LESSEE on or before July 1, 2003 of LESSOR'S intent to increase the monthly rent. The monthly rental of $31,452.00 shall increase in proportion to the change in the Consumer Price Index (U.S. All items). Upon LESSOR giving written notice to LESSEE, LESSEE shall have until August 1, 2003 to accept the increase or give written notice to LESSOR of LESSEE'S intent to terminate the lease as of December 31, 2003. In event the LESSEE does not respond in writing on or before August 1, 2003 then the rental increase shall automatically become effective January 1, 2004. In the event LESSEE gives notice of LESSEE'S intent to terminate the lease, LESSOR shall have until September 1, 2003 in which to withdraw LESSOR'S notice to increase the monthly rental. In the event LESSOR does not give written notice to LESSEE of LESSOR'S withdraw of the notice to increase the monthly rental the lease shall terminate December 31, 2003.

         3. LESSEE shall reimburse LESSOR for all real estate taxes effective January 1, 1999 within fifteen (15) days of receiving an invoice from LESSOR or at LESSOR'S option LESSEE shall pay the taxes when due at the flat rate due date and provide LESSOR with copies of the paid tax invoices.

         4. LESSEE at LESSEE'S expense shall build approximately 50,000 square feet of warehouse space and shall complete such building on or before December 31, 1999. Lessor approves the attached building specifications and site plans as shown on Exhibit "A".

         5. LESSEE shall lease the entire site owned by LESSOR located at the corner of South Street and 4th Street, McSherrystown, PA effective upon all parties signing this addendum.

         6. Providing the LESSEE in not in default of this lease agreement, LESSEE shall have the option to renew this lease for an additional five (5) year term, beginning January 1, 2010 through December 31, 2014 by giving written notice to LESSOR on or before January 1, 2009 of such intent to renew. Rental for the renewal term shall be negotiated at the time of renewal as follows:

                A. LESSOR shall, within Thirty (30) days following receipt of LESSEE'S notice to renew, provide LESSEE, in writing, with the proposed rental for the renewal period.

22


                B. LESSEE shall have Thirty (30) days following receipt of LESSOR'S rental proposal to accept the proposed rent or negotiate a rental rate with the LESSOR which is acceptable to the LESSEE.

                C. In the event the parties fail to agree to a rental rate for the renewal term on or before May 1, 2009, this lease shall terminate absolutely on December 31, 2009.

         7. In the event the Consumer Price Index no longer exists, LESSOR at LESSOR'S choice may substitute a similar statistic.

         All other terms and conditions of the basic lease not modified hereby or in any other addendum shall remain unchanged and in full force and effect throughout the extended term of this lease. If any terms of this addendum conflict with any other terms of the lease agreement, this addendum shall govern.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals this 30 Day of December, 1998.


------------------------------           -------------------------------------
WITNESS                                  ADAMS COUNTY REALTY CO., LESSOR


------------------------------           -------------------------------------
WITNESS                                  BOYD'S COLLECTION LTD., INC., LESSEE

23


                                RIDER TO ADDENDUM
                         NO. 3 TO BOYDS' LEASE AGREEMENT

       Notwithstanding any other provisions of the Agreement of Lease dated March 1, 1995 between Adams County Realty Co., as Lessor, and, The Boyds Collection, Ltd., as Lessee, or any amendment thereto, the following provisions shall apply:

1. The premises demised under the Lease shall be all of the land described on Exhibit A attached hereto, together with the buildings, structures and improvements now or hereafter located thereon.

       A. Lessor acknowledges that activities conducted at demised premises prior to commencement of Lessee's occupancy thereof my have involved the use or generation of hazardous waste or regulated materials as defined in the lease dated March 1, 1995, Lessor will at all times protect, indemnify and same and keep harmless the Lessee against and from all claims, loss, costs, damages or expense arising out of or from the presence or alleged presence of any hazardous waste or regulated materials present at, emanating from, or generated at or transported from, the demised premises prior to March 1, 1995, or structures in which such hazardous waste or regulated materials are or were contained.

       B. Lessor acknowledges and agrees that Lessee may, in connection with building the warehouse space referred to in paragraph 5 of Addendum No. 3, at Lessee's own cost and expense, conduct tests to identify the possible presence of hazardous waste or regulated materials at any of the demised premises that in any way may be affected by such building. If such testing identifies the presence of hazardous waste or regulated materials ("Site Contamination"), Lessor agrees that it shall be responsible for the further investigation and remediation of the Site Contamination in compliance with all applicable legal obligations and as required by all regulatory authorities with jurisdiction over the matter, except in any case to the extent such Site Contamination results from hazardous waste or regulated materials not present at the demised premises until after March 1, 1995 and not caused by Lessor. If within thirty (30) days of Lessee's notifying Lessor of Site Contamination, Lessor has not given Lessee reasonable assurances that the Site Contamination will be investigated and remediated as provided in the previous sentence in a manner that will permit the warehouse space to be built and completed as planned by June 30, 1999, Lessee may terminate this lease extension immediately upon written notice to Lessor.

       C. Lessor acknowledges and agrees that hazardous waste or regulated material may be present at the demised premises in quantities and concentrations consistent with ordinary maintenance of the demised premises and with building the warehouse space. With respect to such hazardous waste or regulated materials, Lessee affirms its obligations as set forth in the "Occupancy" section of the Lease.

2. If Lessee requests Lessor's consent to make any alterations under the Lease, Lessor shall respond to such request within five (5) business days, and Lessor's failure to so respond within such five (5) day period shall be deemed to be approval of the requested matter.

3. Lessee shall be permitted to remove any alterations that are particular to its business and of which Lessee notified Lessor at the time it installed such Installation, that such Installation would be removed by Lessee at the and of the lease term.

4. The 60-day and 120-day periods referred to in the paragraph of the Lease entitled "DESTRUCTION" shall all be deemed to be 180 days.

24


5. If the whole or any part of the demised premises are acquired or condemned by eminent domain for any public or quasi public purpose, then Lessee shall have the right to assert a claim for and receive the portion of any payment for such taking attributable to Lessee's personal property, fixtures, installations or improvements in or on the demised premises, Lessee's relocation expenses and the value of the unexpired term of this lease.

6. The parties also agree that if Lessor fails to perform any repair or any other affirmative obligation required by it under the lease, Lessee shall have the right to perform such obligation on behalf of Lessor, provided Lessee takes the following actions: (i) notifies Lessor of its performance obligation in writing, (ii) lessor fails to perform such obligation within a commercially reasonable time, (iii) Lessee sends a second notice apprizing Lessor that if Lessor fails to perform its obligations within 15 days, Lessee will perform the obligation. If Lessor does not commence such obligation within such 15 days period and diligently complete perform such obligation. Any such amounts actually and reasonably spent by Lessee, as certified by a competent court or arbitrator as being properly spent by Lessee, may thereafter be used by Lessee as a credit against future rent obligations of Lessee.

7.     A.      Real estate taxes that Lessee is responsible for shall not include penalties or interest incurred by Lessor, income taxes, use taxes, taxes on rentals, transfer or recording taxes, inheritance taxes, estate taxes, concession taxes, capital stock, franchise taxes, excise taxes, or sales taxes. If due to a future change in the method of taxation, any franchise, income profit or other tax, assessment, levy or governmental charge of any kind or nature whatsoever, however designated, is substituted for or replacing, in full or in part, real estate taxes such tax shall be considered a real estate tax for purposes of this lease.
               Additionally, if Lessor sells the demised premises, Lessee shall not be responsible for any portion of a real estate tax increase based on such sale.

       B. If Lessor does not seek to contest the real estate taxes assessed against the Building for any tax year during the term of this lease, Lessor grants the right to Lessee to protest those taxes in the name of and on behalf of Lessor.

8. If fifty percent or more of the stock of Lessee or substantially all of the assets of Lessee are transferred pursuant to a merger or acquisition of Lessee with another company or corporation, or if the Lessee assigns this Lease to an affiliate of Lessee, said merger, acquisition or assignment will not require the prior consent of Lessor hereunder. Lessee shall have the right at any time and from time to time, without Lessor's consent, to mortgage or otherwise encumber Lessee's interest in any or all improvements appertaining thereto pursuant to one or more Leasehold mortgages or deeds of trust ("Leasehold Mortgages"), provided that the leasehold Mortgage is a bank, savings bank, insurance company, real estate investment trust, mortgage investment trust, mortgage banking company, investment banking company, trust company, any other institutional-type lender.

9. If Lessee should desire to contest the validity of any legal requirement or insurance requirement which Lessee by the provisions hereof is obligated to comply with then, provided that so long as any contest does not adversely affect the building and does not subject Landlord to the possibility of civil liability, including the filing of any liens against the building, or criminal protection, Lessee, at its expense, any carry on such contest and non-compliance by it during such contest shall not be deemed a breach of any covenant to comply with laws or insurance requirements, provided that it shall indemnify and hold Landlord harmless against the cost thereof and against all liability for any damages, interest, penalties and expenses (including reasonable attorney's fees) resulting from or incurred in connection with such contest or noncompliance.

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Witness                                    Adams County Realty Co., Lessor


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Witness                                    The Boyds Collection Ltd., Lessee